UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 11, 2009
SUPERIOR OFFSHORE INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-33412	72-1264943
(Commission File Number)	(I.R.S. Employer Identification No.)

520 Post Oak Blvd., Ste. 320 Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (713) 418-7135
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Superior Offshore International Confirms Effective Date of Plan of Liquidation
          On February 11, 2009 (the “Effective Date”), the First Amended Joint Chapter 11 Plan of Liquidation (the “Plan”) submitted by Superior Offshore International, Inc. and the Official Committee of Unsecured Creditors (Case No. 08-32590-H2-11) became effective. Under the Plan, all equity interests in Superior Offshore International, Inc. are cancelled as of the Effective Date. The Plan also provides that the Effective Date will serve as the record date for purposes of distributions, if any, to former equity interest holders under the Plan, unless otherwise ordered by the Bankruptcy Court.
          Attached hereto as Exhibit 99.1 is a press release issued by Superior Offshore International, Inc. on February 11, 2009, which is incorporated herein by reference.
Contact:
David R. Jones
Bankruptcy Counsel for Superior Offshore International, Inc.
713-226-6000
Item 9.01 Financial Statements and Exhibits.
     (d) Exhibits.
     The following exhibits are filed herewith:

99.1	Press Release issued by Superior Offshore International, Inc. dated February 11, 2009.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUPERIOR OFFSHORE INTERNATIONAL, INC.
Dated: February 11, 2009	By:	/s/ H. Malcolm Lovett
H. Malcolm Lovett
Chief Restructuring Officer

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release issued by Superior Offshore International, Inc. dated February 11, 2009